SCHWAB CAPITAL TRUST
(the “Trust”)

Schwab Small-Cap Index Fund
(the “Fund”)

Supplement dated October 14, 2011 to the
Prospectus dated February 28, 2011 and the Summary Prospectus dated May 26, 2011

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

At a meeting held on September 14, 2011, the Board of Trustees of the Trust approved a change to the Fund’s benchmark index and to its investment strategy to require that the Fund invest 80% of its net assets in stocks that are included in the Russell 2000® Index. This change will be effective on December 14, 2011. At the same meeting, the Board of Trustees approved a reduction in the contractual expense limitation of the investment adviser and its affiliates on the net annual operating expenses of the fund, effective November 1, 2011.

1.	Change to Investment Policy

Effective December 14, 2011, the Fund’s investment strategy will change to require that the Fund invest 80% of its net assets in stocks that are included in the Russell 2000® Index. Accordingly, effective December 14, 2011, the Prospectus and Summary Prospectus are revised as follows:

The first paragraph of the “Principal investment strategies” Section on Page 9 of the Prospectus and Page 1 of the Summary Prospectus is deleted and replaced in its entirety with the following:

To pursue its goal, the fund generally invests in stocks that are included in the Russell 2000® Index.1 It is the fund’s policy that under normal circumstances it will invest at least 80% of its net assets in these stocks; typically, the actual percentage is considerably higher.

The third paragraph of the “Principal investment strategies” Section on Page 10 of the Prospectus and Page 1 of the Summary Prospectus is deleted and replaced in its entirety with the following:

The Russell 2000 Index measures the performance of the small-cap sector of the U.S. equity market. The Russell 2000 is a subset of the Russell 3000®, representing approximately the 2000 smallest issuers and, as of July 31, 2011, approximately 10% of the total market capitalization of the Russell 3000.

The paragraph noted as “Index” of the “Fund details” Section beginning on Page 26 of the Prospectus is deleted and replaced in its entirety with the following:

The fund seeks to achieve its investment objective by tracking the total return of the Russell 2000 Index.  The Russell 2000 Index measures the performance of the small-cap sector of the U.S. equity market. The Russell 2000 is a subset of the Russell 3000, representing approximately the 2000 smallest issuers and, as of July 31, 2011, approximately 10% of the total market capitalization of the Russell 3000.

The fourth paragraph under “Investment strategy” of the “Fund details” Section on Page 26 of the Prospectus is deleted in its entirety.

2.	Change to Net Annual Operating Expenses

Effective November 1, 2011, the net annual operating expenses of the fund will be as follows:

Current Net Operating	Current Net Operating	New Net Operating
Expenses	Expense Limit	Expense Limit

0.19%	0.19%	0.17%

 1 Index ownership — “Russell 2000” is a registered mark of the Frank Russell Company (“Russell”) and has been licensed for use by the Schwab Small-Cap Index Fund. The Schwab Small-Cap Index Fund is not sponsored, endorsed, sold or promoted by Russell and Russell makes no representation regarding the advisability of investing in the fund.

Accordingly, effective November 1, 2011, the “Fund fees and expenses” Section and “Example” Section on Page 9 of the Prospectus and Page 1 of the Summary Prospectus are deleted and replaced in their entirety with the following:

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)
Redemption fees (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.15
Distribution (12b-1) fees	None
Other expenses	0.05

Total annual fund operating expenses	0.20
Less expense reduction	(0.03)

Total annual fund operating expenses after expense reduction[1]	0.17

[1]	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.17% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

Expenses on a $10,000 investment

1 year	3 years	5 years	10 years

$17	$55	$96	$217

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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